EXHIBIT 99.1
Technitrol, Inc. Unaudited Pro Forma Consolidated Statements of Operations
for Seven Consecutive Three-Month Periods Ended September 25, 2009
(dollars in thousands, except per-share data)

	2008				2009
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Consolidated Statements of Operations

Net sales	$158,452	$174,552	$168,974	$124,292	$99,973	$92,071	$101,381
Cost of goods sold	119,279	136,209	126,339	95,936	77,504	68,647	74,154

Gross profit	39,173	38,343	42,635	28,356	22,469	23,424	27,227

Selling, general and administrative expenses	29,571	34,421	29,144	30,066	22,210	20,894	23,399
Severance, impairment and other associated costs	1,965	2,447	4,860	144,022	77,055	3,193	2,619

Operating profit (loss)	7,637	1,475	8,631	(145,732)	(76,796)	(663)	1,209

Interest expense, net	(68)	(1,057)	(1,022)	(476)	(679)	(655)	(757)
Other income (expense), net	6,759	125	(833)	(1,979)	3,924	(2,031)	3,190

Earnings (loss) before tax from continuing operations	14,328	543	6,776	(148,187)	(73,551)	(3,349)	3,642

Income tax expense (benefit)	310	3,181	(2,902)	(3,575)	(56)	1,544	1,368

Earnings (loss) from continuing operations	14,018	(2,638)	9,678	(144,612)	(73,495)	(4,893)	2,274

Earnings (loss) from discontinued operations, net of taxes	800	2,427	(4,123)	(150,571)	(1,065)	(103,100)	(13,358)

Net earnings (loss)	14,818	(211)	5,555	(295,183)	(74,560)	(107,993)	(11,084)

Non-controlling (loss) interest	(81)	(313)	(204)	(140)	12	(111)	(352)

Net earnings (loss) attributable to Technitrol, Inc.	$14,737	$(524)	$5,351	$(295,323)	$(74,548)	$(108,104)	$(11,436)

Basic earnings (loss) per share from continuing operations	$0.34	$(0.07)	$0.23	$(3.55)	$(1.80)	$(0.12)	$0.05
Basic earnings (loss) per share from discontinued operations	0.02	0.06	(0.10)	(3.69)	(0.03)	(2.53)	(0.33)

Basic earnings (loss) per share	$0.36	$(0.01)	$0.13	$(7.24)	$(1.83)	$(2.65)	$(0.28)

Diluted earnings (loss) per share from continuing operations	$0.34	$(0.07)	$0.23	$(3.55)	$(1.80)	$(0.12)	$0.05
Diluted earnings (loss) per share from discontinued operations	0.02	0.06	(0.10)	(3.69)	(0.03)	(2.53)	(0.33)

Diluted earnings (loss) per share	$0.36	$(0.01)	$0.13	$(7.24)	$(1.83)	$(2.65)	$(0.28)

Amounts attributable to Technitrol, Inc. common shareholders
Net earnings (loss) from continuing operations	$13,937	$(2,951)	$9,474	$(144,752)	$(73,483)	$(5,004)	$1,922
Net earnings (loss) from discontinued operations	800	2,427	(4,123)	(150,571)	(1,065)	(103,100)	(13,358)

Net earnings (loss)	$14,737	$(524)	$5,351	$(295,323)	$(74,548)	$(108,104)	$(11,436)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amorization (EBITDA)

Net earnings (loss) attributable to Technitrol, Inc.	$14,737	$(524)	$5,351	$(295,323)	$(74,548)	$(108,104)	$(11,436)
(Earnings) loss from discontinued operations, net of taxes	(800)	(2,427)	4,123	150,571	1,065	103,100	13,358
Non-controlling loss (interest)	81	313	204	140	(12)	111	352
Depreciation and amortization	7,129	8,408	6,504	5,174	4,906	4,330	4,555
Interest expense, net	68	1,057	1,022	476	679	655	757
Other (income) expense, net	(6,759)	(125)	833	1,979	(3,924)	2,031	(3,190)
Income tax expense (benefit)	310	3,181	(2,902)	(3,575)	56	1,544	1,368

EBITDA	14,766	9,883	15,135	(140,558)	(71,778)	3,667	5,764
Severance, impairment and other associated costs	1,965	2,447	4,860	144,022	77,055	3,193	2,619
Other adjustments: impact of purchase accounting adjustments & inventory write downs	436	940	—	—	—	—	—

Adjusted EBITDA	$17,167	$13,270	$19,995	$3,464	$5,277	$6,860	$8,383

Net earnings (loss) per diluted share excluding severance, impairment and other associated costs and other adjustments

Net earnings (loss) per diluted share	$0.36	$(0.01)	$0.13	$(7.24)	$(1.83)	$(2.65)	$(0.28)
Diluted (earnings) loss per share from discontinued operations	(0.02)	(0.06)	0.10	3.69	0.03	2.53	0.33
After-tax severance, impairment and other associated costs	0.04	0.05	0.10	3.52	1.86	0.07	0.06
After-tax other adjustments: impact of purchase accounting adjustments & inventory write downs	0.01	0.02	—	—	—	—	—

Net earnings (loss) per diluted share excluding severance, impairment and other associated costs and other adjustments	$0.39	$0.00	$0.33	$(0.03)	$0.06	$(0.05)	$0.11

Operating profit (loss) excluding severance, impairment and other associated costs and other adjustments

Operating profit (loss)	$7,637	$1,475	$8,631	$(145,732)	$(76,796)	$(663)	$1,209
Severance, impairment and other associated costs	1,965	2,447	4,860	144,022	77,055	3,193	2,619
Other adjustments: impact of purchase accounting adjustments & inventory write downs	436	940	—	—	—	—	—

Operating profit (loss) excluding severance, impairment and other associated costs and other adjustments	$10,038	$4,862	$13,491	$(1,710)	$259	$2,530	$3,828